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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              SPDR(R) Series Trust
             (Exact name of registrant as specified in its charter)

               Massachusetts                              See Below
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 (State of incorporation or organization)        (I.R.S. Employer Identification
                                                            number)

One Lincoln Street, Boston, Massachusetts                    02111
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(Address of principal executive offices)                   (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Exchange Act:

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                                                              I.R.S. EMPLOYER
 TITLE OF EACH CLASS               EXCHANGE                IDENTIFICATION NUMBER
   TO BE REGISTERED
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
SPDR(R) DB International
Government Inflation-Protected
Bond ETF                           American Stock Exchange      26-0497085

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

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

Securities Act registration statement file number to which this form relates:
333-57793

Securities to be registered pursuant to Section 12(g) of the Act: None


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Item 1. Description of Registrant's Securities to be Registered

A description of the shares of beneficial interest ("Shares") of the SPDR(R) International Government Inflation-Protected Bond ETF (the "Fund") is set forth in the Registrant's Registration Statement on Form N-1A ("Registration Statement") (Securities Act file number 333-57793; Investment Company Act file number 811-08839), which description is incorporated herein by reference to the amendment to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on March 3, 2008. Any form of supplement to the Registration Statement that is subsequently filed that relates to the Fund is hereby also incorporated by reference herein.

Item 2. Exhibits

(a)(i) Registrant's First Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(i) to the Registration Statement.

(a)(ii) Registrant's Amendment to the First Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(ii) to the Registration Statement.

(b) Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

(c) Registrant's form of global certificate, incorporated herein by reference to Item 2(c) to the Registrant's registration of securities filed pursuant to Section 12(b) on Form 8-A/A on August 1, 2007 (Securities Exchange Act file number 001-16135).


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed in the City of Boston and Commonwealth of Massachusetts on the 6th day of March, 2008.



By:   /s/ Ryan M. Louvar
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      Ryan M. Louvar
      Assistant Secretary